Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated June 16, 2016

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. dated May 1, 2016 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Updates to Research International Core and Emerging Markets Equity Portfolios

Research International Core Portfolio

Effective May 12, 2016, the Prospectus is amended by adding the following paragraph under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 114:

“Effective May 12, 2016, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

Emerging Markets Equity Portfolio

Effective May 12, 2016, the Prospectus is amended by replacing the paragraph relating to the Emerging Markets Equity Portfolio that currently appears on page 115 under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS” with the following language:

“Effective May 12, 2016, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

Multi-Sector Bond Portfolio – Portfolio Manager Update

Effective May 26, 2016, Daniel J. Ivascyn and Alfred T. Murata joined Curtis A. Mewbourne and Eve Tournier as co-portfolio managers of the Multi-Sector Bond Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Section for the Portfolio in the Prospectus under “PORTFOLIO MANAGEMENT” is hereby deleted and replaced with the following:

“Portfolio Managers: Curtis A. Mewbourne, Managing Director of PIMCO and general portfolio manager, joined PIMCO in 1999 and has managed the Portfolio since its inception in 2007.

Eve Tournier, Executive Vice President of PIMCO, joined PIMCO in 2008 and has managed the Portfolio since 2010.

Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.

Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.”

The following replaces the information that appears in the Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Multi-Sector Bond Portfolio”:

“Curtis A. Mewbourne, a Managing Director and general portfolio manager, co-manages the Portfolio. He manages institutional accounts and mutual funds across a wide range of strategies. Prior to joining PIMCO in 1999, he was a bond trader at Saloman Brothers and at Lehman Brothers. He has 23 years of trading and portfolio management experience.

Eve Tournier, an Executive Vice President in PIMCO’s London office and head of pan-European credit portfolio management, co-manages the Portfolio. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank. Ms. Tournier also worked in credit derivatives trading at Deutsche Bank and at JPMorgan. She has 17 years of investment experience.

Daniel J. Ivascyn, Group Chief Investment Officer and a Managing Director in PIMCO’s Newport Beach office, co-manages the Portfolio. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 24 years of investment experience.

Alfred T. Murata, a Managing Director and portfolio manager in PIMCO’s Newport Beach office on the mortgage credit team, co-manages the Portfolio. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 16 years of investment experience.”

In addition, Mr. Mewbourne plans to retire effective September 30, 2016 and will no longer serve as a co-portfolio manager of the Portfolio after such date. Accordingly, effective September 30, 2016, all information relating to Mr. Mewbourne is deleted from the Prospectus.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Multi-Sector Bond Portfolio

Supplement Dated June 16, 2016

to the

Summary Prospectus for the Multi-Sector Bond Portfolio

Dated May 1, 2016

The following information supplements the Summary Prospectus for the Multi-Sector Bond Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2016 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Portfolio Manager Update

Effective May 26, 2016, Daniel J. Ivascyn and Alfred T. Murata joined Curtis A. Mewbourne and Eve Tournier as co-portfolio managers of the Multi-Sector Bond Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:

“Portfolio Managers: Curtis A. Mewbourne, Managing Director of PIMCO and general portfolio manager, joined PIMCO in 1999 and has managed the Portfolio since its inception in 2007.

Eve Tournier, Executive Vice President of PIMCO, joined PIMCO in 2008 and has managed the Portfolio since 2010.

Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.

Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.”

In addition, Mr. Mewbourne plans to retire effective September 30, 2016 and will no longer serve as a co-portfolio manager of the Portfolio after such date. Accordingly, effective September 30, 2016, all information relating to Mr. Mewbourne is deleted from the Summary Prospectus.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated June 16, 2016 to the

Statement of Additional Information Dated May 1, 2016

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2016. You should read this Supplement together with the SAI.

Updates to Research International Core and Emerging Markets Equity Portfolios

Research International Core Portfolio

Effective May 12, 2016, the SAI is amended by adding the following paragraph under the “Advisory Fee Waiver Agreements” portion of the sub-section of the SAI section titled “The Adviser,” under “INVESTMENT ADVISORY AND OTHER SERVICES” beginning on page B-64:

“Effective May 12, 2016, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that its management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

The SAI is also amended by replacing the seventh sentence of the paragraph relating to Massachusetts Financial Services Company (MFS) that appears on page B-69 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES”:

“Effective May 12, 2016, for fee services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.50% on the first $250 million, 0.45% on the next $250 million, and 0.40% on assets in excess of $500 million.”

Emerging Markets Equity Portfolio

Effective May 12, 2016, the SAI is amended by replacing the paragraph relating to the Emerging Markets Equity Portfolio that currently appears on page B-65 under the “Advisory Fee Waiver Agreements” portion of the sub-section of the SAI section titled “The Adviser,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following paragraph:

“Effective May 12, 2016, Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

The SAI is also amended by replacing the sixth sentence of the paragraph relating to Massachusetts Financial Services Company (MFS) that appears on page B-69 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES”:

“Effective May 12, 2016, for the services provided to the Emerging Markets Equity Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.70% on the first $250 million, 0.60% on the next $750 million, and 0.50% on assets in excess of $1 billion.”

Appendix D – Portfolio Manager Update – Multi-Sector Bond Portfolio

Effective May 26, 2016, Daniel J. Ivascyn and Alfred T. Murata joined Curtis A. Mewbourne and Eve Tournier as co-portfolio managers of the Multi-Sector Bond Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-104 is amended to add Mr. Ivascyn’s and Mr. Murata’s information as of April 30, 2016.

Portfolio Manager(s)	Portfolio	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Daniel J. Ivascyn	Multi- Sector Bond Portfolio	15 registered investment companies with approximately $71.9 billion in total assets under management	12 other pooled investment vehicles with approximately $16.8 billion in total assets under management	125 other accounts with approximately $8.6 billion in total assets under management. 4 other accounts with approximately $2.3 billion in total assets which charges an advisory fee based on the performance of the account.
Alfred T. Murata	Multi- Sector Bond Portfolio	10 registered investment companies with approximately $67.3 billion in total assets under management	4 other pooled investment vehicles with approximately $8.6 billion in total assets under management	6 other pooled investment vehicles with approximately $0.7 billion in total assets under management

As of April 30, 2016, Mr. Ivascyn and Mr. Murata do not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Multi-Sector Bond Portfolio.

In addition, Mr. Mewbourne plans to retire effective September 30, 2016 and will no longer serve as a co-portfolio manager of the Portfolio after such date. Accordingly, effective September 30, 2016, all information relating to Mr. Mewbourne is deleted from the SAI.

Lastly, the information for Pacific Investment Management Company LLC (“PIMCO”) found in Appendix D under the sub-sections titled “Compensation of Portfolio Managers” beginning on page B-122 is replaced with the following:

“Pacific Investment Management Company LLC (“PIMCO”). PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers and key personnel responsible for providing administrative services to the Funds that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers and key personnel responsible for providing administrative services to the Funds consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of the following components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation – PIMCO has a Long Term Incentive Plan (“LTIP”) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Equity Compensation – Equity allows key professionals to participate in the long-term growth of the firm. The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

Three-year, two-year and one-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers and other personnel who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers and other personnel who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.”

Please retain this Supplement for future reference.